Supplement to the John Hancock Equity Funds Prospectus
                               dated March 1, 2005


John Hancock Large Cap Equity Fund

On page 16, the seventh paragraph in the "Goal and Strategy" section is deleted and replaced with the following:

   The fund may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).



March 8, 2005